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                                                                    EXHIBIT 32.2

              CERTIFICATION PURSUANT TO SECTION 1350 OF CHAPTER 63
                         OF TITLE 18 UNITED STATES CODE

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), the undersigned officer of PDV America, Inc. ("PDV America"), does hereby certify, to his knowledge, that:

         The Annual Report on Form 10-K for the fiscal year ended December 31, 2002 of PDV America fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 10-K fairly presents, in all material respects, the financial condition and results of operations of PDV America.

Dated: December 8, 2003

                                                    /s/ Luis Vierma
                                                 -------------------------------
                                                 Name:  Luis Vierma
                                                 Title: Chief Financial Officer